Exhibit 99.2

36th Annual J.P. Morgan Healthcare Conference January 8-11, 2018

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 42,300 staff in the United States. SCALE AND EXPERTISE Leading provider of post-acute services with operations in 46 states and D.C. Note: (1) See Slide 32 for non-GAAP reconciliation Founded in 1996 $4.4 Billion Net Revenue LTM Q3 2017 $511 Million Adjusted EBITDA LTM Q3 2017 (1) 11.7% Adjusted EBITDA Margins Select Medical Overview

Leading Post Acute Care Provider 4 5 Largest operator of Long-Term Acute Care Hospitals (LTACH) 101 LTACH’s operating in 27 states. Second largest operator of Inpatient Rehabilitation Hospitals (IRF) 22 IRF’s operating in 10 states. Largest operator of Outpatient Rehabilitation Clinics 1,604 clinics in 37 states and D.C. Largest operator of Occupational Medicine Centers 312 centers in 38 states. As of 9/30/17

Recent Events Concentra / U.S. HealthWorks On December 27, 2017 the Company announced it received clearance from the Federal Trade Commission to proceed with the planned merger between Concentra and U.S. HealthWorks. The transaction remains subject to certain closing conditions and is expected to close in the first quarter 2018. Banner Health Joint Venture This week the Company will announce the signing of a new joint venture agreement with Banner Health in Arizona. The joint venture will consist of more than 37 outpatient physical therapy centers and the construction of 3 new inpatient rehab hospitals to be completed by 2019.

2014 2016 LTM Q3 ‘17 Revenue Mix LTACH 40% IRF 14% Outpatient 23% Occ Med 23% LTACH 42% IRF 12% Outpatient 22% Occ Med 23% Contract Therapy 1% LTACH 60% IRF 13% Outpatient 20% Contract Therapy 7%

2014 LTM Q3 ‘17 Payor Mix Medicare 45% Non Medicare 55% Medicare 30% Non Medicare 70%

Revenue Payor Proforma Mix (USHW) LTM 9/30/2017 LTACH 35% IRF 12% Outpatient 21% OCC Med 32% Medicare 27% Non Medicare 73%

LONG-TERM ACUTE CARE HOSPITALS

LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 All LTACH’s under criteria as of September 2016. LTACH Rates for patients with; 3 day prior short term acute hospital ICU/CCU stay or Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate. LTACH Legislation

LTACH Criteria Impact (ADC1) (Rate) 99.6% Compliance (1.7) patients per hospital per day pre vs post criteria 1 ADC is for hospitals owned and operated as of September 30, 2017. 1.19 1.19 1.20 1.26 1.28 $1,537 $1,580 $1,596 $1,690 $1,739 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 1.1 1.12 1.14 1.16 1.18 1.2 1.22 1.24 1.26 1.28 1.3 2013 2014 2015 2016 2017 Q3 YTD Case Mix Index LTACH Revenue PPD 2,719 2,705 2,849 2,671 2,780 2,000 2,200 2,400 2,600 2,800 3,000 3,200 Average Daily Census

INPATIENT REHABILITATION HOSPITALS

Our Rehabilitation “Model” Partner with leading health systems through joint venture relationships Inpatient rehab is the basis of “model” but can include full post acute network of services. Outpatient Rehab LTACH Day Rehab Occupational Medicine

Current Rehabilitation Operations Wholly Owned Consolidated Joint Venture Non-Consolidated Joint Venture

Rehabilitation Network Growth New JV Partnerships: Ochsner New Orleans – New 60 bed IRF Projected opening in Early 2018 Dignity Las Vegas, NV – New 60 bed IRF Projected opening in 2019 Riverside Health – Newport News, VA New 50 bed IRF to replace existing hospital Construction to begin in 2018 UF Health – Gainesville, FL Relocation of Shands 40 bed IRF Construction to begin in 2018 Banner Health – Phoenix, AZ JV to begin in 2018 with both inpatient and outpatient rehab services Under Construction Signed

Our Post Acute Partners Multi-billion dollar health system with 52 acute care hospitals and over 4,800 staffed acute beds. Net patient revenues of approximately $7 billion. Three IRFs with 178 beds and two managed rehab units, 63 outpatient clinics and home health services. 2011 2016 2015 Multi-billion dollar health system with 18 acute care hospitals, over 400 ICU beds, and over 3,900 staffed acute beds. Net patient revenues of over $7 billion. Three 60 bed IRFs and one managed rehab unit. Four LTAC hospitals with 230 beds and one managed 40 bed skilled nursing facility.

Post Acute Partners Multi-billion dollar health system with 32 acute care hospitals with over 3,900 staffed acute care beds. Net patient revenue of over $4 billion. Three IRFs with 125 beds, 61 outpatient clinics and other contract therapy and staffing services. 2009

PHYSICAL THERAPY OUTPATIENT CENTERS

Outpatient Rehabilitation Largest operator of outpatient rehab clinics in U.S. March 2016 acquired Physiotherapy Associates (second largest at time of acquisition) 500+ clinics Over $20 million of synergies Growth through denovo clinics and tuck-in acquisitions

As of 09/30/2017 Outpatient Rehabilitation - Industry ATHLETICO (400) 1,604 Outpatient Rehabilitation Centers (37 States and D.C.) Source: Company public filings and websites as of September 30, 2017 Select (1,604) USPH (579) ATI (500)

42% 13% 22% 23% Outpatient Rehab Clinics REVENUE PER VISIT VISITS (000’s) YEAR 2011 2012 2013 2014 2015 2016 LTM Q3 2017 $103 $103 $104 $103 $103 $102 $102 4,470 4,569 4,781 4,971 5,219 7,799 8,216 CAGR 11.2%

CONCENTRA

Concentra is the largest provider of occupational health services in the U.S. 445 locations across 43 states Service Lines: 312 occupational health centers (with some consumer health) 102 onsite clinics at employer locations 31 Community Based Outpatient Clinics (CBOC) serving Veterans Health Administration patients Treat 15% of workplace injuries in the U.S. Concentra

Management transition Earnings 2015 Revenue = $997 million Adjusted EBITDA = $90 million Adjusted EBITDA Margin = 9.0% Earnings LTM Q3 ‘17 Revenue = $1.0 billion Adjusted EBITDA = $150.6 million Adjusted EBITDA Margin = 14.8% Implemented $44 million of cost saving synergies Concentra Post-Acquisition Update

U.S. HealthWorks Transaction Purchase price: At closing, SEM will maintain its 50.1% voting ownership, Dignity Health will own approximately 20% of the pro forma entity, with the existing minority shareholders, including WCAS/Cressey, owning the balance The transaction will result in significant synergy opportunities -Full run-rate cost synergies of $38 million are expected U.S. HealthWorks is the second largest provider of occupational health with 216 centers in the United States. Synergy value creation: On October 23, 2017 Select Medical announced that Concentra had entered into an agreement to purchase U.S. HealthWorks for $753 million, which represents a 11.3x multiple, based on LTM 06/30/17 Adjusted EBITDA of $66.6 million, excluding synergies, fees and expenses Pro forma ownership:

26

Net Revenue Adjusted EBITDA CAGR 10.8% CAGR 8.8% ($ in millions) ($ in millions) Financial Metric Trends $373 $364 $399 $466 $511 2013 2014 2015 2016 LTM Q3 17 Hospitals Outpatient Concentra $2,976 $3,065 $3,743 $4,286 $4,375 2013 2014 2015 2016 LTM Q3 17 Hospitals Outpatient Concentra

Annual Capital Expenditures Accelerated development spending 2014-2017 ($ in millions)

Debt Maturities as of 09/30/2017 Note: New SEM Revolver and Term loans have springing maturity feature and become due in early 2021 unless SEM Senior Notes are refinanced prior to.

Financial Guidance 2017 2018 Net Revenue $4,400M - $4,500M $5,000M - $5,200M Adjusted EBITDA $530M - $550M $630M - $660M EPS $0.72 - $0.82 $0.97 - $1.12 Adjusted EPS $0.81 - $0.91 Note: See Slide 33 for non-GAAP reconciliation 2018 Guidance Includes: Assumed consummation of U.S. HealthWorks acquisition February 1, 2018. Change in revenue reporting with bad debt now a component of net revenue. A 28.0% effective tax rate, which includes effects of federal tax reform legislation. Total shares outstanding, including unvested restricted shares of 134.5 million

Appendix: Additional Materials

($ in millions) 2013 2014 2015 2016 LTM Q3 17 Net Income $123 $128 $136 $125 $120 Income tax 75 76 72 56 63 Equity in losses/(earnings) of unconsolidated subsidiaries (2) (7) (17) (20) (21) Interest expense, net 87 86 113 170 159 (Gain) / Loss on debt retirement 19 2 - 12 20 Other (Gains) / Losses (30) (42) (6) Concentra/Physio acquisition costs 5 3 - Depreciation and Amortization 64 68 105 145 157 Stock Based Compensation 7 11 15 17 19 Adjusted EBITDA $373 $364 $399 $466 $511 Net Cash Provided by Operating Activities $193 $170 $208 $347 $196 Purchases of Property and Equipment (74) (95) (183) (162) (217) Free Cash Flow $119 $75 $25 $185 ($21) Non-GAAP Reconciliation

($ in millions) 2017 2018 Low High Low High Net Income $124 $136 176 197 Income tax 76 84 68 77 Interest expense 155 155 206 206 Equity in earnings of unconsolidated subsidiaries (22) (22) (22) (22) Loss on early retirement of debt 20 20 - - Stock Based Compensation 19 19 21 21 Depreciation and Amortization 158 158 181 181 Adjusted EBITDA $530 $550 $630 $660 Non-GAAP Reconciliation – Financial Guidance

selectmedical.com/investor-relations/for-investors